                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2005
                                 ______________

                       INTERMAGNETICS GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                    001-11344                14-1537454
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                             450 OLD NISKAYUNA ROAD
                             LATHAM, NEW YORK 12110
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (518) 782-1122


          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

COMPENSATION COMMITTEE APPROVES INCENTIVE COMPENSATION BONUSES FOR FISCAL YEAR 2005

         On August 11, 2005, the Compensation Committee of the Board of Directors of Intermagnetics General Corporation approved the payment of cash incentive bonus awards accrued during the Company's recently completed fiscal year 2005. Payments under the Management Incentive Compensation Program (the "Plan") are linked to financial and individual goals that are established at the beginning of the Company's fiscal year by management and the Compensation Committee. The Plan reflects the philosophy of the Compensation Committee that annual incentive compensation is keyed to growth in profitability, with a smaller portion tied to individual goals. The Program is designed so that the aggregate annual bonus awards under the Plan does not typically exceed 10% of consolidated operating income, as adjusted. The aggregate bonus awards approved by the Compensation Committee for fiscal year 2005 was 6.32% of adjusted consolidated operating income. Under the Plan, the performance of Mr. Epstein and Mr. Burke is measured based on growth in consolidated net income as adjusted and the performance of all other participants, with the exception of Mr. Pellegrino, is measured based on growth in net operating profit as adjusted. Mr. Pellegrino heads SuperPower, Inc., a development stage subsidiary, and he is measured based on individual goals tied to achieving technical and funding milestones. During fiscal 2005 the Plan targeted 15% growth in the relevant performance measures both on a consolidated basis and within each operating unit.
         For the company's recently completed fiscal year 2005, growth in adjusted net income and/or operating profit was calculated on a pro forma basis to measure the actual ongoing growth of businesses acquired by the company in fiscal year 2004 and 2005. The Company's gain on the sale of its subsidiary, Polycold Systems, Inc., was not included for purposes of determining bonuses under the Plan. The Compensation Committee approved a bonus pool of about $2,721,000 for a total of about 75 participants in the 2005 Plan. Out of that pool, the bonuses approved by the Compensation Committee for the company's executive officers are as follows:

Name, title                                                                             FY '05 Cash Award
--------------------------------------------------------------------------------------- ------------------
Glenn H. Epstein, Chairman and CEO                                                      $887,500

Leo Blecher, Sector President, MRI                                                      $174,301

Michael K. Burke, Executive Vice President and CFO                                      $253,125

Michael Mainelli,  Sector President, Medical Devices                                    $ 65,000*

Philip J. Pellegrino, Sector President, Energy Technology                               $ 84,000

Thomas J. O'Brien, Executive Vice President, Corporate Development                      $185,250

*Mr. Mainelli joined the Company in January of 2005 and his bonus was pro-rated for his partial year participation the Plan.

COMPENSATION COMMITTEE APPROVES GOALS FOR FISCAL YEAR 2006 INCENTIVE COMPENSATION PLAN

         At its August 11 meeting the Compensation Committee approved the bonus targets and financial goals for Plan participants for the Company's fiscal year 2006. In addition to the named executives above, approximately 100 employees will participate in the fiscal year 2006 Plan with bonus targets ranging from 10%-40% of base salary. As in prior years, the financial goals are linked to growth in profitability, and the individual goals are tied to individual goal achievement. For fiscal year 2006 the target is weighted toward 15% growth in net operating profit on a consolidated basis, and for Messrs. Epstein and Burke, 15% growth in net consolidated income. The Compensation Committee also approved a change to the Plan for fiscal year 2006 such that participants in the Plan are eligible to achieve a bonus of up to two times their bonus target if they exceed their financial goals by twice the targeted level. In previous years, the Plan provided for uncapped bonuses with a provision for the "banking" of bonuses earned in excess of 150% of the participant's financial target. The banks were payable over the succeeding three year period. For fiscal year 2006 the Committee approved the following bonus targets as a percentage of base salary (the parenthetical denotes that portion of the bonus target that is financial and the portion that is tied to individual goals): Mr. Epstein 110% (90% financial, 20% individual); Mr. Blecher 50% (35% financial, 15% individual); Mr. Burke 60% (45% financial, 15% individual); Mr. Mainelli 60% (45% financial, 15% individual); Mr. Pellegrino 35% (all individual) and Mr. O'Brien 50% (35% financial, 15% individual).

         Under the Plan, the Compensation Committee may award or deny incentive compensation bonuses at its discretion based on individual and/or company performance.

COMPENSATION COMMITTEE CONFIRMS PRE-TAX EPS TARGET FOR 2005 PERFORMANCE-BASED LONG TERM EQUITY COMPENSATION PROGRAM

         At its August 11 meeting, the Compensation Committee also confirmed that the base number from which growth in pre-tax earnings per share will be measured under the Company's 2005 Performance-Based Equity Program is $1.62. This pre-tax EPS number is based on the results of operations of the company for its recently completed fiscal year 2005 and is consistent with the definition of "Base Year Pre-Tax EPS" provided for in the program. Accordingly, the Company has revised "Appendix A" to each of the participants' equity award agreements to reflect the actual pre-tax EPS number. Revised appendices for the named executives are attached as exhibits to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

                  The following Exhibits are filed with this Form 8-K.

         ---------------------- -------------------------------------------------------------------------------------
              EXHIBIT NO.                                           DESCRIPTION
              -----------                                           -----------
         ---------------------- -------------------------------------------------------------------------------------
                 10.1           Revised Appendix A to Restricted Stock Unit Agreement between Glenn H. Epstein and
                                Intermagnetics General Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.2           Revised Appendix A to Restricted Stock Unit Agreement between Michael K. Burke and
                                Intermagnetics General Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.3           Revised Appendix A to Restricted Stock Unit Agreement between Michael Mainelli and
                                Intermagnetics General Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.4           Revised Appendix A to Restricted Stock Unit Agreement between Thomas J. O'Brien and
                                Intermagnetics General Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.5           Revised Appendix A to Restricted Stock Unit Agreement between Leo Blecher and
                                Intermagnetics General Corporation dated April 13, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.6 (1)       Restricted Stock Unit Agreement between Glenn H. Epstein and Intermagnetics General
                                Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.7 (1)       Restricted Stock Unit Agreement between Michael K. Burke and Intermagnetics General
                                Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.8 (1)       Restricted Stock Unit Agreement between Michael Mainelli and Intermagnetics General
                                Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.9 (1)       Restricted Stock Unit Agreement between Thomas J. O'Brien and Intermagnetics
                                General Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.10 (2)      Restricted Stock Unit Agreement between Leo Blecher and Intermagnetics General
                                Corporation dated April 13, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.11 (3)      2000 Stock Option and Stock Award Plan, as amended and restated as of November 16,
                                2004.
         ---------------------- -------------------------------------------------------------------------------------

         (1) Incorporated herein by reference to Form 8-K filed with the Securities and Exchange Commission on March 16, 2005.

         (2) Incorporated herein by reference to Form 8-K filed with the Securities and Exchange Commission on April 19, 2005.

         (3) Incorporated herein by reference to Form 8-K filed with the Securities and Exchange Commission on November 18, 2004, as amended by the Form 8-K/A filed by the Company on July 15, 2005.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERMAGNETICS GENERAL CORPORATION


                                            By:  /s/Michael K. Burke
                                               ---------------------------------
                                                  Michael K. Burke
                                                  Executive Vice President
                                                  and Chief Financial Officer






Dated: August 17, 2005

EXHIBIT INDEX

         ---------------------- -------------------------------------------------------------------------------------
              EXHIBIT NO.                                           DESCRIPTION
              -----------                                           -----------
         ---------------------- -------------------------------------------------------------------------------------
                 10.1           Revised Appendix A to Restricted Stock Unit Agreement between Glenn H. Epstein and
                                Intermagnetics General Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.2           Revised Appendix A to Restricted Stock Unit Agreement between Michael K. Burke and
                                Intermagnetics General Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.3           Revised Appendix A to Restricted Stock Unit Agreement between Michael Mainelli and
                                Intermagnetics General Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.4           Revised Appendix A to Restricted Stock Unit Agreement between Thomas J. O'Brien and
                                Intermagnetics General Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
                 10.5           Revised Appendix A to Restricted Stock Unit Agreement between Leo Blecher and
                                Intermagnetics General Corporation dated April, 2005.
         ---------------------- -------------------------------------------------------------------------------------
               10.6 (1)         Restricted Stock Unit Agreement between Glenn H. Epstein and Intermagnetics General
                                Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
               10.7 (1)         Restricted Stock Unit Agreement between Michael K. Burke and Intermagnetics General
                                Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
               10.8 (1)         Restricted Stock Unit Agreement between Michael Mainelli and Intermagnetics General
                                Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
               10.9 (1)         Restricted Stock Unit Agreement between Thomas J. O'Brien and Intermagnetics
                                General Corporation dated March 14, 2005.
         ---------------------- -------------------------------------------------------------------------------------
               10.10 (2)        Restricted Stock Unit Agreement between Leo Blecher and Intermagnetics General
                                Corporation dated April 13, 2005.
         ---------------------- -------------------------------------------------------------------------------------
               10.11 (3)        2000 Stock Option and Stock Award Plan, as amended and restated as of November 16,
                                2004.
         ---------------------- -------------------------------------------------------------------------------------

         (1) Incorporated herein by reference to Form 8-K filed with the Securities and Exchange Commission on March 16, 2005.

         (2) Incorporated herein by reference to Form 8-K filed with the Securities and Exchange Commission on April 19, 2005.

         (3) Incorporated herein by reference to Form 8-K filed with the Securities and Exchange Commission on November 18, 2004, as amended by the Form 8-K/A filed by the Company on July 15, 2005.